Supplement to the
Fidelity Advisor® High Income Advantage Fund
Class A, Class M, Class C, Class I and Class Z
December 29, 2018
Prospectus

Effective October 1, 2019, Harley Lank no longer serves as portfolio manager of the fund.

Effective October 1, 2019, the following information replaces the information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Brian Chang (co-manager) has managed the fund since October 2019.

Mark Notkin (co-manager) has managed the fund since October 2019.

Effective October 1, 2019, the following biographical information replaces the information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Brian Chang is co-manager of the fund, which he has managed since October 2019. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Chang has worked as a research analyst and portfolio manager.

Mark Notkin is co-manager of the fund, which he has managed since October 2019. He also manages other funds. Since joining Fidelity Investments in 1994, Mr. Notkin has worked as a research analyst and portfolio manager.

HY-19-01 1.742522.140	September 28, 2019